                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 2001

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
                 Series 1995-3, Series 1996-2 and Series 1996-3
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                             (Issuer of Securities)

             JPMORGAN CHASE BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
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             (Exact name of registrant as specified in its charter)

          New York                       33-94190                13-4994650
------------------------------   ------------------------   -------------------
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                 270 Park Avenue, New York, New York                  10017
             ---------------------------------------------         ------------
               (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On November 15, 2001, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1995-3, Series 1996-2 and Series 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------
            20.1              Monthly Reports with respect to the November 15,
                              2001 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 27, 2001

                                       JPMorgan Chase Bank
                                       (f/k/a The Chase Manhattan Bank),
                                       as Servicer


                                       By: /s/ Miriam K. Haimes
                                           -----------------------------------
                                           Name: Miriam K. Haimes
                                           Title: Financial Director

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
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20.1                            Monthly Reports with respect to the November 15,
                                2001 distribution